Exhibit 10.1
Execution Version
Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

VENTURE GLOBAL PLAQUEMINES LNG, LLC,
as Issuer,
and
VENTURE GLOBAL GATOR EXPRESS, LLC,
as the Guarantor,
__________________
FIRST SUPPLEMENTAL INDENTURE
Dated as of July 3, 2025
TO THE INDENTURE
Dated as of April 21, 2025
__________________
REGIONS BANK,
as Trustee

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TABLE OF CONTENTS

EXHIBITS
Exhibit A-1    FORM OF 2034 NOTE
Exhibit A-2    FORM OF 2034 REGULATION S TEMPORARY GLOBAL NOTE
Exhibit A-3    FORM OF 2036 NOTE
Exhibit A-4    FORM OF 2036 REGULATION S TEMPORARY GLOBAL NOTE

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FIRST SUPPLEMENTAL INDENTURE dated as of July 3, 2025 (the “First Supplemental Indenture”) between Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (the “Company”), Venture Global Gator Express, LLC (the “Guarantor”) and Regions Bank, as Trustee under the Indenture referred to below (the “Trustee”).
WHEREAS, the Company, the Guarantor and the Trustee previously have entered into an indenture, dated as of April 21, 2025 (the “Base Indenture”, as supplemented by this First Supplemental Indenture, and any further amendments or supplements thereto, the “Indenture”), providing for the issuance of 7.50% Senior Secured Notes due 2033 and 7.75% Senior Secured Notes due 2035 (collectively, the “Original Notes”);
WHEREAS, pursuant to Section 9.01(12) of the Base Indenture, the Company, the Guarantor and the Trustee may, without the consent of Holders of the outstanding Original Notes, enter into one or more indentures supplemental to the Base Indenture to provide for the issuance of Additional Notes in accordance with Section 2.01(d) and Exhibit F thereof;
WHEREAS, the Base Indenture provides that Additional Notes may be issued as provided in Exhibit F thereof, including that the terms and conditions of any Additional Notes shall be established in one or more Supplemental Indentures approved pursuant to a Board Resolution;
WHEREAS, pursuant to a Board Resolution dated as of June 27, 2025, the Company has authorized the issuance of Additional Notes of $2,000,000,000 aggregate principal amount of its 6.50% Senior Secured Notes due 2034 (the “2034 Notes”) and $2,000,000,000 aggregate principal amount of its 6.75% Senior Secured Notes due 2036 (the “2036 Notes” and, together with the 2034 Notes, the “New Notes”);
WHEREAS, pursuant to Section 2.01(d) of the Base Indenture and Exhibit F thereof, the Company wishes to provide for the issuance of the New Notes, the form, terms and conditions thereof to be set forth as provided in this First Supplemental Indenture;
WHEREAS, the Company has requested that the Trustee join in the execution of this First Supplemental Indenture and has delivered to the Trustee and Officer’s Certificate and an Opinion of Counsel pursuant to Sections 2.01(d), 7.02, 9.01, 9.07, 13.04 and 13.05 of the Indenture; and
WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the parties and a valid supplement to the Base Indenture have been done.
NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and in the Indenture and for other good and valuable consideration, the receipt and sufficiency of which are herein acknowledged, the Company, the Guarantor and the Trustee hereby agree, for the equal and ratable benefit of all Holders, as follows:

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ARTICLE 1
INTERPRETATION
Section 1.01    To Be Read With the Base Indenture.
This First Supplemental Indenture is supplemental to the Base Indenture, and the Base Indenture and this First Supplemental Indenture shall hereafter be read together and shall have effect, so far as practicable, with respect to the New Notes as if all the provisions of the Base Indenture and this First Supplemental Indenture were contained in one instrument.
Section 1.02    Capitalized Terms.
All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Base Indenture.
ARTICLE 2
ADDITIONAL NOTES
Section 2.01    The Additional Notes.
(a)    Pursuant to Section 2.01(d) and Exhibit F of the Base Indenture, the Company hereby creates and issues a series of Notes designated as (1) “6.50% Senior Secured Notes due 2034,” initially limited in aggregate principal amount to $2,000,000,000 and (2) “6.75% Senior Secured Notes due 2036,” initially limited in aggregate principal amount to $2,000,000,000; provided that the Company may, at any time and from time to time, create and issue additional 2034 Notes and 2036 Notes in an unlimited principal amount which will be part of the same series as the 2034 Notes or the 2036 Notes, as applicable, and which will have the same terms (except for the issue date, issue price and, in some cases, the first Interest Payment Date) as the 2034 Notes or the 2036 Notes, as applicable. The 2034 Notes and the 2036 Notes will have the same terms as the Original Notes other than as provided in this First Supplemental Indenture. All 2034 Notes and 2036 Notes issued under the Indenture will, once issued, be considered Notes for all purposes thereunder and will be subject to and take the benefit of all the terms, conditions and provisions of the Indenture.
(b)    The authorized minimum denominations of the New Notes shall be $2,000 or integral multiples of $1,000 in excess thereof.
Section 2.02    Maturity Date.
The maturity date of the 2034 Notes is January 15, 2034 and the maturity date of the 2036 Notes is January 15, 2036.

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Section 2.03    Form; Payment of Interest.
(a)    With respect to the 2034 Notes, the Notes shall be substantially in the form set forth on Exhibit A-1 or Exhibit A-2 to this First Supplemental Indenture, which is hereby incorporated into this First Supplemental Indenture.
(b)    With respect to the 2036 Notes, the Notes shall be substantially in the form set forth on Exhibit A-3 or Exhibit A-4 to this First Supplemental Indenture, which is hereby incorporated into this First Supplemental Indenture.
(c)    The New Notes shall be issuable only in fully registered form, without coupons, and will initially be registered in the name of the Depositary, or its nominee who is hereby designated as “Depositary” under the Base Indenture.
(d)    The Company will pay interest on the 2034 Notes semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the 2034 Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from July 3, 2025. The first Interest Payment Date with respect to the 2034 Notes shall be January 15, 2026.
(e)    The Company will pay interest on the 2036 Notes semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the 2036 Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from July 3, 2025. The first Interest Payment Date with respect to the 2036 Notes shall be January 15, 2026.
Section 2.04    Execution and Authentication of the New Notes.
As provided in and pursuant to Section 2.02 of the Base Indenture, the Trustee shall, pursuant to an Authentication Order, authenticate the New Notes.
ARTICLE 3
REDEMPTION; AMENDMENTS TO THE INDENTURE
Section 3.01    Redemption.
Optional Redemption.
The following redemption provisions shall apply to the 2034 Notes:
(a)    At any time or from time to time prior to July 15, 2033 (the “2034 Call Date”), the Company may, at its option, redeem all or a part of the 2034 Notes at a redemption price equal to the 2034 Make-Whole Price plus accrued and unpaid interest on such 2034 Notes, if any, up to but excluding the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date, without duplication).

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“2034 Make-Whole Price” with respect to any 2034 Notes to be redeemed, means an amount equal to the greater of:
1.    100% of the principal amount of such 2034 Notes, without any premium, penalty or charge; and
2.    an amount equal to the sum of the present values of the remaining scheduled payments of principal and interest from the redemption date to the 2034 Call Date (assuming the principal amount is scheduled to be paid on the 2034 Call Date and not including any portion of such payments of interest accrued and paid on the redemption date) discounted back to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points.
(b)    At any time or from time to time, on or after the 2034 Call Date, the Company may, at its option, redeem all or a part of the 2034 Notes, at a redemption price equal to 100% of the principal amount of the 2034 Notes to be redeemed, plus accrued and unpaid interest up to but excluding the redemption date, without any premium, penalty or charge (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date, without duplication).
The following redemption provisions shall apply to the 2036 Notes:
(a)    At any time or from time to time prior to July 15, 2035 (the “2036 Call Date”), the Company may, at its option, redeem all or a part of the 2036 Notes at a redemption price equal to the 2036 Make-Whole Price plus accrued and unpaid interest on such 2036 Notes, if any, up to but excluding the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date, without duplication).
“2036 Make-Whole Price” with respect to any 2036 Notes to be redeemed, means an amount equal to the greater of:
1.    100% of the principal amount of such 2036 Notes, without any premium, penalty or charge; and
2.    an amount equal to the sum of the present values of the remaining scheduled payments of principal and interest from the redemption date to the 2036 Call Date (assuming the principal amount is scheduled to be paid on the 2036 Call Date and not including any portion of such payments of interest accrued and paid on the redemption date) discounted back to the redemption date on a semi-annual basis (assuming a 360-day year

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consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points.
(b)    At any time or from time to time, on or after the 2036 Call Date, the Company may, at its option, redeem all or a part of the 2036 Notes, at a redemption price equal to 100% of the principal amount of the 2036 Notes to be redeemed, plus accrued and unpaid interest up to but excluding the redemption date, without any premium, penalty or charge (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date, without duplication).
“Treasury Rate” means, as of any redemption date, the yield to maturity as of the earlier of (a) such redemption date or (b) the date on which obligations under the Indenture are defeased or satisfied and discharged of United States Treasury securities with a constant maturity (as compiled and published in the most recent Selected Interest Rates (Daily) H.15 which has become publicly available at least two Business Days (but not more than five Business Days) prior to such redemption date (or, if such release is not so published or available, any publicly available source of similar market data selected by the Company in good faith)) most nearly equal to the period from such date to the 2034 Call Date or the 2036 Call Date, as applicable, on which the principal of the New Notes of the applicable series being redeemed will be paid in full; provided, however, that if the period from such date to such 2034 Call Date or 2036 Call Date, as applicable, is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such date to such 2034 Call Date or 2036 Call Date, as applicable, is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.
The notice of redemption with respect to the foregoing redemption need not set forth the 2034 Make-Whole Price or 2036 Make-Whole Price, as applicable, but only the manner of calculation thereof. The Company will determine the redemption price (including any 2034 Make-Whole Price or 2036 Make-Whole Price, as applicable) and will notify the Trustee of the redemption price (including any 2034 Make-Whole Price or 2036 Make-Whole Price, as applicable) with respect to any redemption promptly, and the Trustee shall not be responsible for such calculation or determination or for verification thereof.
In the event the Company elects to redeem the 2034 Notes or the 2036 Notes, as provided above, any such redemption shall comply with Sections 3.01 through Section 3.06 of the Base Indenture.

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Section 3.02    Changes to the Base Indenture.
(a)     The first paragraph of Section 9.01 shall be deleted in its entirety and replaced with the following: “Notwithstanding Section 9.02, the Company, the Guarantors and the Trustee may amend or supplement the Notes, this Indenture or the Note Guarantees, or the Accession Agreement without the consent of any Holder or any Rating Reaffirmation”.
(b)     The following parenthetical shall be added to 9.01(12): “(including, without limitation amendments to the Accession Agreement)”.
(c)     References to the “Accession Agreement” in the Indenture shall be deemed to be references to the “A&R Accession Agreement” referred to in Section 4.01(b) of this First Supplemental Indenture (as such A&R Accession Agreement may be further amended or amended and restated from time to time).
ARTICLE 4
SECURITY DOCUMENTS
Section 4.01    Security Documents.
(a)     The New Notes, upon issuance and the execution and delivery of the A&R Accession Agreement, will be Senior Debt for purposes of the A&R CSAA and the Security Documents. The Trustee shall be the Senior Creditor Group Representative for the New Notes. The Holders shall be Senior Noteholders.
(b)    Upon the execution and delivery of the Amended and Restated Senior Creditor Group Representative A&R Accession Agreement (which document shall be substantially in the form attached as Schedule D-1 to the A&R CSAA and shall amend and restate the Accession Agreement that was delivered in connection with the Original Notes (the “A&R Accession Agreement”)), each Holder of the New Notes, by its acceptance of the New Notes instructs and directs the Trustee to execute and deliver the A&R Accession Agreement, to which the Trustee and the Collateral Agent will be a party on the date hereof, the Notes will constitute Additional Senior Debt (as used in the A&R Accession Agreement) and Senior Debt Obligations that is pari passu with all other Senior Debt Obligations and will be secured by the Collateral equally and ratably with all the other Senior Debt Obligations.
(c)    Each Holder of the New Notes (i) appoints the Trustee as Senior Creditor Group Representative of the Holders hereunder for purposes of the A&R Accession Agreement and each Finance Document to which the Trustee is party on behalf of the Holders, (ii) confirms that the Trustee, as Senior Creditor Group Representative is entitled to vote and give instructions to the Collateral Agent on behalf of the Holders and (iii) authorizes the Trustee, as Senior Creditor Group Representative to make the agreements set forth in the A&R Accession Agreement on behalf of such Holder.

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(d)     The Trustee is hereby authorized and directed by each Holder of the New Notes to exercise all the rights and perform all the obligations of a Senior Creditor Group Representative set out in the applicable Finance Documents, including, without limitation, making, on behalf of the Holders, any amendments or modifications as described in Section 9.03 of the Base Indenture and the agreements expressed to be made by Senior Creditors under the Finance Documents. In the execution of and performance under the A&R Accession Agreement, the Trustee shall enjoy the rights, benefits, protections, immunities and indemnities granted to it under the Indenture.
ARTICLE 5
MISCELLANEOUS
Section 5.01    Ratification of the Indenture.
This First Supplemental Indenture is a supplement to the Base Indenture. The Base Indenture as supplemented by this First Supplemental Indenture is in all respects ratified and confirmed, and the Base Indenture and this First Supplemental Indenture shall together constitute one and the same instrument.
Section 5.02    Governing Law.
THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS FIRST SUPPLEMENTAL INDENTURE, THE NEW NOTES AND ANY NOTE GUARANTEES RELATED TO THE NEW NOTES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
Section 5.03    Counterpart Originals.
The parties may manually or electronically sign any number of copies of this First Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes. Delivery of an executed First Supplemental Indenture by one party to any other party may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law), including DocuSign, or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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Section 5.04    Table of Contents, Headings, etc.
The Table of Contents and Headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and will in no way modify or restrict any of the terms or provisions hereof and will not affect the construction hereof.
Section 5.05    The Trustee.
The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture. The Trustee shall not be accountable for the use or application by the Company of the New Notes or the proceeds thereof.
[Signatures on following page]

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SIGNATURES
Dated as of July 3, 2025

VENTURE GLOBAL PLAQUEMINES LNG, LLC
By:    /s/ Leah Woodward
Name: Leah Woodward
Title: Treasurer
VENTURE GLOBAL GATOR EXPRESS, LLC
By:    /s/ Leah Woodward
Name: Leah Woodward
Title: Treasurer

REGIONS BANK, as Trustee
By:    /s/ Kristine Prall
Name: Kristine Prall
Title: Vice President

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EXHIBIT A-1 [Face of Note]
CUSIP: 922966 AC0 ISIN: US922966AC03
6.50% Senior Secured Notes due 2034
No. _____	$ _________
VENTURE GLOBAL PLAQUEMINES LNG, LLC
promises to pay to ________ or registered assigns, the principal sum of
___________________________________________ DOLLARS on January 15, 2034.
Interest Payment Dates: January 15 and July 15, commencing January 15, 2026
Record Dates: January 1 and July 1

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Dated: July 3, 2025

VENTURE GLOBAL PLAQUEMINES LNG, LLC

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:
REGIONS BANK, as Trustee
By:
Authorized Signatory

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[Back of Note]
6.50% Senior Secured Notes due 2034
[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]
Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
(1)    Interest. Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note (as defined herein) at 6.50% per annum from July 3, 2025 until maturity. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the 6.50% Senior Secured Notes due 2034 (the “Notes”) will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Unmatured Event of Default or Event of Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be January 15, 2026. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 0.50% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate equal to 0.50% per annum in excess of the then applicable interest rate on the Notes of such series to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
(2)    Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 1 or July 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and interest at the office or agency of the Paying Agent or Registrar maintained for such purpose within the continental United States, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

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(3)    Paying Agent and Registrar. Initially, Regions Bank, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
(4)    Indenture and Security Documents. The Company issued the Notes under an Indenture dated as of April 21, 2025, as supplemented by a first supplemental indenture dated July 3, 2025 (the “Indenture”) among the Company, the Guarantor and the Trustee. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are secured obligations of the Company. The Notes are secured by a pledge of Collateral (as defined in the Indenture) pursuant to the Security Documents referred to in the Indenture. The Indenture does not limit the aggregate principal amount of Notes that may be issued thereunder.
(5)    Optional Redemption.
At any time or from time to time, prior to July 15, 2033 (the “2034 Call Date”), the Company may, at its option, redeem all or a part of the 2034 Notes at a redemption price equal to the 2034 Make-Whole Price plus accrued and unpaid interest on such 2034 Notes, if any, up to but excluding the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date, without duplication).
“2034 Make-Whole Price” with respect to any 2034 Notes to be redeemed, means an amount equal to the greater of:
(1)    100% of the principal amount of such 2034 Notes, without any premium, penalty or charge; and
(2)    an amount equal to the sum of the present values of the remaining scheduled payments of principal and interest from the redemption date to the 2034 Call Date (assuming the principal amount is scheduled to be paid on the 2034 Call Date and not including any portion of such payments of interest accrued and paid on the redemption date) discounted back to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 50 basis points.
    At any time or from time to time, on or after the 2034 Call Date, the Company may, at its option, redeem all or a part of the 2034 Notes, at a redemption price equal to 100% of the principal amount of the 2034 Notes to be redeemed, plus accrued and unpaid interest up to but excluding the redemption date, without any premium, penalty or charge (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date without duplication).

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“Treasury Rate” means, as of any redemption date, the yield to maturity as of the earlier of (a) such redemption date or (b) the date on which obligations under the Indenture are defeased or satisfied and discharged, of United States Treasury securities with a constant maturity (as compiled and published in the most recent Selected Interest Rates (Daily) H.15 which has become publicly available at least two Business Days (but not more than five Business Days) prior to such date (or, if such release is not so published or available, any publicly available source of similar market data selected by the Company in good faith)) most nearly equal to the period from such date to the 2034 Call Date on which the principal of the 2034 Notes being redeemed will be paid in full; provided, however, that if the period from such date to such 2034 Call Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such date to such 2034 Call Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.
The notice of redemption with respect to the foregoing redemption need not set forth the 2034 Make-Whole Price, but only the manner of calculation thereof. The Company will determine the redemption price (including any 2034 Make-Whole Price) and will notify the Trustee of the redemption price (including any 2034 Make-Whole Price) with respect to any redemption promptly, and the Trustee shall not be responsible for such calculation or determination or for verification thereof.
(6)    Mandatory Redemption.
The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.
(7)    Repurchase at the Option of Holder.
(a)    Upon the occurrence of a Change of Control, the Company will make an offer (a “Change of Control Offer”) of payment (a “Change of Control Payment”) to each Holder to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to not less than 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest if any, to the date of repurchase (the “Change of Control Payment Date,” which date will be no earlier than the date of the corresponding Change of Control). No later than 30 days following any Change of Control, the Company will deliver a notice to each Holder with a copy to the Trustee setting forth the procedures governing the Change of Control Offer as required by the Indenture.
(b)    The Company will be required to make an Asset Sale Offer, Excess Loss Proceeds Offer, PLD Excess Proceeds Offer or the LNG SPA Mandatory Offer to the extent provided in Sections 4.12, 4.19, 4.20 and 4.21, respectively, of the Indenture.

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(8)    Notice of Redemption. Notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be delivered more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes of a series or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed.
(9)    Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
(10)    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
(11)    Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.
(12)    No Recourse Against Others. No past, present or future director, manager, officer, employee, incorporator, member, partner, Affiliate or stockholder of the Company or any Guarantor (in each case other than the Company and the Guarantors) or the Sponsor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees, the Security Documents, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.
(13)    Authentication. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
(14)    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

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(15)    CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the CUSIP numbers may be used in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.
(16)    Governing Law. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Venture Global Plaquemines LNG, LLC
c/o Venture Global LNG, Inc.
1001 19th Street North, Suite 1500
Arlington, VA 22209
Facsimile No.: [***]
Attention: [***]

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Assignment Form
To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
    (Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably
appoint to transfer this Note on the books of the Company. The agent may substitute another to act for him.
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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Option of Holder to Elect Purchase
If you want to elect to have this Note purchased by the Company pursuant to Section 4.12, Section 4.17, Section 4.19, Section 4.20, Section 4.21 of the Indenture, check the appropriate box below:
□ Section 4.12        □ Section 4.17        □ Section 4.19     □ Section 4.20
□ Section 4.21
If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.12, Section 4.17, Section 4.19, Section 4.20, Section 4.21 of the Indenture, state the amount you elect to have purchased:

$_____________
Date: ________________

Your Signature: ___________________________
(Sign exactly as your name appears on the face of this Note)
Tax Identification No: ______________________

Signature Guarantee*: ____________________________
_________________
*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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Schedule of Exchanges of Interests in the Global Note
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount [at maturity] of this Global Note	Amount of increase in Principal Amount [at maturity] of this Global Note	Principal Amount [at maturity] of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Custodian

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EXHIBIT A-2 [Face of Regulation S Temporary Global Note]
CUSIP: U91913 AC4 ISIN: USU91913AC46
6.50% Senior Secured Notes due 2034
No. _____	$ _________
VENTURE GLOBAL PLAQUEMINES LNG, LLC
promises to pay to ________or registered assigns, the principal sum of
___________________________________________ DOLLARS on January 15, 2034.
Interest Payment Dates: January 15 and July 15, commencing January 15, 2026
Record Dates: January 1 and July 1

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Dated: July 3, 2025

VENTURE GLOBAL PLAQUEMINES LNG, LLC

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:
REGIONS BANK, as Trustee
By:
Authorized Signatory

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[Back of Regulation S Temporary Global Note]
6.50% Senior Secured Notes due 2034
THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.
THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF VENTURE GLOBAL PLAQUEMINES LNG, LLC THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER

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THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (A) TO VENTURE GLOBAL PLAQUEMINES LNG, LLC, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3), (7), (8), (9), (12) OR (13) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSES (C), (D) OR (E) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (F) ABOVE, VENTURE GLOBAL PLAQUEMINES LNG, LLC RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
(1)    Interest. Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note (as defined herein) at 6.50% per annum from July 3, 2025 until maturity. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the 6.50% Senior Secured Notes due 2034 (the “Notes”) will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Unmatured Event of Default or Event of Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest

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Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be January 15, 2026. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 0.50% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate equal to 0.50% per annum in excess of the then applicable interest rate on the Notes of such series to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.
(2)    Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 1 or July 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and interest at the office or agency of the Paying Agent or Registrar maintained for such purpose within the continental United States, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
(3)    Paying Agent and Registrar. Initially, Regions Bank, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
(4)    Indenture and Security Documents. The Company issued the Notes under an Indenture dated as of April 21, 2025, as supplemented by a first supplemental indenture dated July 3, 2025 (the “Indenture”) among the Company, the Guarantor and the Trustee. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are secured obligations of the Company. The Notes are secured by a pledge of Collateral (as defined in the Indenture) pursuant to the Security Documents referred to in

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the Indenture. The Indenture does not limit the aggregate principal amount of Notes that may be issued thereunder.
(5)    Optional Redemption.
At any time or from time to time, prior to July 15, 2033 (the “2034 Call Date”), the Company may, at its option, redeem all or a part of the 2034 Notes at a redemption price equal to the 2034 Make-Whole Price plus accrued and unpaid interest on such 2034 Notes, if any, up to but excluding the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date, without duplication).
“2034 Make-Whole Price” with respect to any 2034 Notes to be redeemed, means an amount equal to the greater of:
(1)    100% of the principal amount of such 2034 Notes, without any premium, penalty or charge; and
(2)    an amount equal to the sum of the present values of the remaining scheduled payments of principal and interest from the redemption date to the 2034 Call Date (assuming the principal amount is scheduled to be paid on the 2034 Call Date and not including any portion of such payments of interest accrued and paid on the redemption date) discounted back to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 50 basis points.
    At any time or from time to time, on or after the 2034 Call Date, the Company may, at its option, redeem all or a part of the 2034 Notes, at a redemption price equal to 100% of the principal amount of the 2034 Notes to be redeemed, plus accrued and unpaid interest up to but excluding the redemption date, without any premium, penalty or charge (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date without duplication).
“Treasury Rate” means, as of any redemption date, the yield to maturity as of the earlier of (a) such redemption date or (b) the date on which obligations under the Indenture are defeased or satisfied and discharged, of United States Treasury securities with a constant maturity (as compiled and published in the most recent Selected Interest Rates (Daily) H.15 which has become publicly available at least two Business Days (but not more than five Business Days) prior to such date (or, if such release is not so published or available, any publicly available source of similar market data selected by the Company in good faith)) most nearly equal to the period from such date to the 2034 Call Date on which the principal of the 2034 Notes being redeemed will be paid in full; provided, however, that if the period from such date to such 2034 Call Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States

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Treasury securities for which such yields are given, except that if the period from such date to such 2034 Call Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.
The notice of redemption with respect to the foregoing redemption need not set forth the 2034 Make-Whole Price, but only the manner of calculation thereof. The Company will determine the redemption price (including any 2034 Make-Whole Price) and will notify the Trustee of the redemption price (including any 2034 Make-Whole Price) with respect to any redemption promptly, and the Trustee shall not be responsible for such calculation or determination or for verification thereof.
(6)    Mandatory Redemption.
The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.
(7)    Repurchase at the Option of Holder.
(a)    Upon the occurrence of a Change of Control, the Company will make an offer (a “Change of Control Offer”) of payment (a “Change of Control Payment”) to each Holder to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to not less than 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest if any, to the date of repurchase (the “Change of Control Payment Date,” which date will be no earlier than the date of the corresponding Change of Control). No later than 30 days following any Change of Control, the Company will deliver a notice to each Holder with a copy to the Trustee setting forth the procedures governing the Change of Control Offer as required by the Indenture.
(b)    The Company will be required to make an Asset Sale Offer, Excess Loss Proceeds Offer, PLD Excess Proceeds Offer or the LNG SPA Mandatory Offer to the extent provided in Sections 4.12, 4.19, 4.20 and 4.21, respectively, of the Indenture.
(8)    Notice of Redemption. Notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be delivered more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes of a series or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed.
(9)    Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things,

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to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
(10)    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
(11)    Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.
(12)    No Recourse Against Others. No past, present or future director, manager, officer, employee, incorporator, member, partner, Affiliate or stockholder of the Company or any Guarantor (in each case other than the Company and the Guarantors) or the Sponsor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees, the Security Documents, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.
(13)    Authentication. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
(14)    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
(15)    CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the CUSIP numbers may be used in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.
(16)    Governing Law. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.

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    The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Venture Global Plaquemines LNG, LLC
c/o Venture Global LNG, Inc.
1001 19th Street North, Suite 1500
Arlington, VA 22209
Facsimile No.: [***]
Attention: [***]

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Assignment Form
To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
    (Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably
appoint to transfer this Note on the books of the Company. The agent may substitute another to act for him.
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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Option of Holder to Elect Purchase
If you want to elect to have this Note purchased by the Company pursuant to Section 4.12, Section 4.17, Section 4.19, Section 4.20, Section 4.21 of the Indenture, check the appropriate box below:
□ Section 4.12        □ Section 4.17        □ Section 4.19     □ Section 4.20
□ Section 4.21
If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.12, Section 4.17, Section 4.19, Section 4.20, Section 4.21 of the Indenture, state the amount you elect to have purchased:
$_____________
Date: ________________

Your Signature: ___________________________
(Sign exactly as your name appears on the face of this Note)
Tax Identification No: ______________________

Signature Guarantee*: ____________________________
_________________
*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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Schedule of Exchanges of Interests in the Regulation S
Temporary Global Note
The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note, or exchanges of a part of another other Restricted Global Note for an interest in this Regulation S Temporary Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount [at maturity] of this Global Note	Amount of increase in Principal Amount [at maturity] of this Global Note	Principal Amount [at maturity] of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Custodian

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EXHIBIT A-3 [Face of Note]
CUSIP: 922966 AD8 ISIN: US922966AD85
6.75% Senior Secured Notes due 2036
No. _____ $ _________
VENTURE GLOBAL PLAQUEMINES LNG, LLC
promises to pay to ________ or registered assigns, the principal sum of
___________________________________________ DOLLARS on January 15, 2036.
Interest Payment Dates: January 15 and July 15, commencing January 15, 2026
Record Dates: January 1 and July 1

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Dated: July 3, 2025

VENTURE GLOBAL PLAQUEMINES LNG, LLC

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:
REGIONS BANK, as Trustee
By:
Authorized Signatory

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[Back of Note]
6.75% Senior Secured Notes due 2036
[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]
Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
(1)    Interest. Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note (as defined herein) at 6.75% per annum from July 3, 2025 until maturity. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the 6.75% Senior Secured Notes due 2036 (the “Notes”) will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Unmatured Event of Default or Event of Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be January 15, 2026. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 0.50% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate equal to 0.50% per annum in excess of the then applicable interest rate on the Notes of such series to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

(2)    Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 1 or July 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and interest at the office or agency of the Paying Agent or Registrar maintained for such purpose within the continental United States, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such

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payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3)    Paying Agent and Registrar. Initially, Regions Bank, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)    Indenture and Security Documents. The Company issued the Notes under an Indenture dated as of April 21, 2025, as supplemented by a first supplemental indenture dated July 3, 2025 (the “Indenture”) among the Company, the Guarantor and the Trustee. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are secured obligations of the Company. The Notes are secured by a pledge of Collateral (as defined in the Indenture) pursuant to the Security Documents referred to in the Indenture. The Indenture does not limit the aggregate principal amount of Notes that may be issued thereunder.

(5)    Optional Redemption.
At any time or from time to time, prior to July 15, 2035 (the “2036 Call Date”), the Company may, at its option, redeem all or a part of the 2036 Notes at a redemption price equal to the 2036 Make-Whole Price plus accrued and unpaid interest on such 2036 Notes, if any, up to but excluding the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date, without duplication).
“2036 Make-Whole Price” with respect to any 2036 Notes to be redeemed, means an amount equal to the greater of:
(1)    100% of the principal amount of such 2036 Notes, without any premium, penalty or charge; and
(2)    an amount equal to the sum of the present values of the remaining scheduled payments of principal and interest from the redemption date to the 2036 Call Date (assuming the principal amount is scheduled to be paid on the 2036 Call Date and not including any portion of such payments of interest accrued and paid on the redemption date) discounted back to the redemption date on a semi-annual basis

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(assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 50 basis points.
    At any time or from time to time, on or after the 2036 Call Date, the Company may, at its option, redeem all or a part of the 2036 Notes, at a redemption price equal to 100% of the principal amount of the 2036 Notes to be redeemed, plus accrued and unpaid interest up to but excluding the redemption date, without any premium, penalty or charge (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date, without duplication).
“Treasury Rate” means, as of any redemption date, the yield to maturity as of the earlier of (a) such redemption date or (b) the date on which obligations under the Indenture are defeased or satisfied and discharged, of United States Treasury securities with a constant maturity (as compiled and published in the most recent Selected Interest Rates (Daily) H.15 which has become publicly available at least two Business Days (but not more than five Business Days) prior to such date (or, if such release is not so published or available, any publicly available source of similar market data selected by the Company in good faith)) most nearly equal to the period from such date to the 2036 Call Date on which the principal of the 2036 Notes being redeemed will be paid in full; provided, however, that if the period from such date to such 2036 Call Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such date to such 2036 Call Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.
The notice of redemption with respect to the foregoing redemption need not set forth the 2036 Make-Whole Price, but only the manner of calculation thereof. The Company will determine the redemption price (including any 2036 Make-Whole Price) and will notify the Trustee of the redemption price (including any 2036 Make-Whole Price) with respect to any redemption promptly, and the Trustee shall not be responsible for such calculation or determination or for verification thereof.
(6)    Mandatory Redemption.
The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.
(7)    Repurchase at the Option of Holder.
Upon the occurrence of a Change of Control, the Company will make an offer (a “Change of Control Offer”) of payment (a “Change of Control Payment”) to each Holder to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to not less than 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest if any, to

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the date of repurchase (the “Change of Control Payment Date,” which date will be no earlier than the date of the corresponding Change of Control). No later than 30 days following any Change of Control, the Company will deliver a notice to each Holder with a copy to the Trustee setting forth the procedures governing the Change of Control Offer as required by the Indenture.
The Company will be required to make an Asset Sale Offer, Excess Loss Proceeds Offer, PLD Excess Proceeds Offer or the LNG SPA Mandatory Offer to the extent provided in Sections 4.12, 4.19, 4.20 and 4.21, respectively, of the Indenture.
(8)    Notice of Redemption. Notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be delivered more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes of a series or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed.

(9)    Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(10)    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

(11)    Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

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(12)    No Recourse Against Others. No past, present or future director, manager, officer, employee, incorporator, member, partner, Affiliate or stockholder of the Company or any Guarantor (in each case other than the Company and the Guarantors) or the Sponsor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees, the Security Documents, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

(13)    Authentication. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(14)    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(15)    CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the CUSIP numbers may be used in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(16)    Governing Law. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Venture Global Plaquemines LNG, LLC
c/o Venture Global LNG, Inc.
1001 19th Street North, Suite 1500
Arlington, VA 22209
Facsimile No.: [***]
Attention: [***]

#100795054v3

Assignment Form
To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
    (Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably
appoint to transfer this Note on the books of the Company. The agent may substitute another to act for him.
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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Option of Holder to Elect Purchase
If you want to elect to have this Note purchased by the Company pursuant to Section 4.12, Section 4.17, Section 4.19, Section 4.20, Section 4.21 of the Indenture, check the appropriate box below:
□ Section 4.12        □ Section 4.17        □ Section 4.19     □ Section 4.20
□ Section 4.21
If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.12, Section 4.17, Section 4.19, Section 4.20, Section 4.21 of the Indenture, state the amount you elect to have purchased:

$_____________
Date: ________________

Your Signature: ___________________________
(Sign exactly as your name appears on the face of this Note)
Tax Identification No: ______________________

Signature Guarantee*: ____________________________
_________________
*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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Schedule of Exchanges of Interests in the Global Note
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount [at maturity] of this Global Note	Amount of increase in Principal Amount [at maturity] of this Global Note	Principal Amount [at maturity] of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Custodian

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EXHIBIT A-4 [Face of Regulation S Temporary Global Note]
CUSIP: U91913 AD2 ISIN: USU91913AD29
6.75% Senior Secured Notes due 2036
No. _____	$ _________
VENTURE GLOBAL PLAQUEMINES LNG, LLC
promises to pay to ________or registered assigns, the principal sum of
___________________________________________ DOLLARS on January 15, 2036.
Interest Payment Dates: January 15 and July 15, commencing January 15, 2026
Record Dates: January 1 and July 1

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Dated: July 3, 2025

VENTURE GLOBAL PLAQUEMINES LNG, LLC

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:
REGIONS BANK, as Trustee
By:
Authorized Signatory

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[Back of Regulation S Temporary Global Note]
6.75% Senior Secured Notes due 2036
THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.
THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF VENTURE GLOBAL PLAQUEMINES LNG, LLC THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER

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THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (A) TO VENTURE GLOBAL PLAQUEMINES LNG, LLC, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3), (7), (8), (9), (12) OR (13) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSES (C), (D) OR (E) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (F) ABOVE, VENTURE GLOBAL PLAQUEMINES LNG, LLC RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
(1)    Interest. Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note (as defined herein) at 6.75% per annum from July 3, 2025 until maturity. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the 6.75% Senior Secured Notes due 2036 (the “Notes”) will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Unmatured Event of Default or Event of Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest

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Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be January 15, 2026. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 0.50% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate equal to 0.50% per annum in excess of the then applicable interest rate on the Notes of such series to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.
(2)    Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 1 or July 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and interest at the office or agency of the Paying Agent or Registrar maintained for such purpose within the continental United States, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3)    Paying Agent and Registrar. Initially, Regions Bank, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)    Indenture and Security Documents. The Company issued the Notes under an Indenture dated as of April 21, 2025, as supplemented by a first supplemental indenture dated July 3, 2025 (the “Indenture”) among the Company, the Guarantor and the Trustee. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express

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provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are secured obligations of the Company. The Notes are secured by a pledge of Collateral (as defined in the Indenture) pursuant to the Security Documents referred to in the Indenture. The Indenture does not limit the aggregate principal amount of Notes that may be issued thereunder.

(5)    Optional Redemption.
At any time or from time to time prior to July 15, 2035 (the “2036 Call Date”), the Company may, at its option, redeem all or a part of the 2036 Notes at a redemption price equal to the 2036 Make-Whole Price plus accrued and unpaid interest on such 2036 Notes, if any, up to but excluding the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date, without duplication).
“2036 Make-Whole Price” with respect to any 2036 Notes to be redeemed, means an amount equal to the greater of:
(1)    100% of the principal amount of such 2036 Notes, without any premium, penalty or charge; and

(2)    an amount equal to the sum of the present values of the remaining scheduled payments of principal and interest from the redemption date to the 2036 Call Date (assuming the principal amount is scheduled to be paid on the 2036 Call Date and not including any portion of such payments of interest accrued and paid on the redemption date) discounted back to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 50 basis points.
    At any time or from time to time, on or after the 2036 Call Date, the Company may, at its option, redeem all or a part of the 2036 Notes, at a redemption price equal to 100% of the principal amount of the 2036 Notes to be redeemed, plus accrued and unpaid interest up to but excluding the redemption date, without any premium, penalty or charge (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date, without duplication).
“Treasury Rate” means, as of any redemption date, the yield to maturity as of the earlier of (a) such redemption date or (b) the date on which obligations under the Indenture are defeased or satisfied and discharged, of United States Treasury securities with a constant maturity (as compiled and published in the most recent Selected Interest Rates (Daily) H.15 which has become publicly available at least two Business Days (but not more than five Business Days)

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prior to such date (or, if such release is not so published or available, any publicly available source of similar market data selected by the Company in good faith)) most nearly equal to the period from such date to the 2036 Call Date on which the principal of the 2036 Notes being redeemed will be paid in full; provided, however, that if the period from such date to such 2036 Call Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such date to such 2036 Call Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.
The notice of redemption with respect to the foregoing redemption need not set forth the 2036 Make-Whole Price, but only the manner of calculation thereof. The Company will determine the redemption price (including any 2036 Make-Whole Price) and will notify the Trustee of the redemption price (including any 2036 Make-Whole Price) with respect to any redemption promptly, and the Trustee shall not be responsible for such calculation or determination or for verification thereof.
(6)    Mandatory Redemption.
The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.
(7)    Repurchase at the Option of Holder.

(a)    Upon the occurrence of a Change of Control, the Company will make an offer (a “Change of Control Offer”) of payment (a “Change of Control Payment”) to each Holder to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to not less than 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest if any, to the date of repurchase (the “Change of Control Payment Date,” which date will be no earlier than the date of the corresponding Change of Control). No later than 30 days following any Change of Control, the Company will deliver a notice to each Holder with a copy to the Trustee setting forth the procedures governing the Change of Control Offer as required by the Indenture.
(b)    The Company will be required to make an Asset Sale Offer, Excess Loss Proceeds Offer, PLD Excess Proceeds Offer or the LNG SPA Mandatory Offer to the extent provided in Sections 4.12, 4.19, 4.20 and 4.21, respectively, of the Indenture.

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(8)    Notice of Redemption. Notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be delivered more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes of a series or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed.

(9)    Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(10)    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

(11)    Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

(12)    No Recourse Against Others. No past, present or future director, manager, officer, employee, incorporator, member, partner, Affiliate or stockholder of the Company or any Guarantor (in each case other than the Company and the Guarantors) or the Sponsor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees, the Security Documents, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

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(13)    Authentication. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(14)    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(15)    CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the CUSIP numbers may be used in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(16)    Governing Law. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.
    The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Venture Global Plaquemines LNG, LLC
c/o Venture Global LNG, Inc.
1001 19th Street North, Suite 1500
Arlington, VA 22209
Facsimile No.: [***]
Attention: [***]

#100795054v3

Assignment Form
To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
    (Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably
appoint to transfer this Note on the books of the Company. The agent may substitute another to act for him.
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

#100795054v3

Option of Holder to Elect Purchase
If you want to elect to have this Note purchased by the Company pursuant to Section 4.12, Section 4.17, Section 4.19, Section 4.20, Section 4.21 of the Indenture, check the appropriate box below:
□ Section 4.12        □ Section 4.17        □ Section 4.19     □ Section 4.20
□ Section 4.21
If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.12, Section 4.17, Section 4.19, Section 4.20, Section 4.21 of the Indenture, state the amount you elect to have purchased:
$_____________
Date: ________________

Your Signature: ___________________________
(Sign exactly as your name appears on the face of this Note)
Tax Identification No: ______________________

Signature Guarantee*: ____________________________
_________________
*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

#100795054v3

Schedule of Exchanges of Interests in the Regulation S
Temporary Global Note
The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note, or exchanges of a part of another other Restricted Global Note for an interest in this Regulation S Temporary Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount [at maturity] of this Global Note	Amount of increase in Principal Amount [at maturity] of this Global Note	Principal Amount [at maturity] of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee or Custodian

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